Exhibit 99.1

David T. Taber, President & CEO

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Forward-Looking Statements
Wunderlich Securities
World Championship Bank Tour
May 12, 2011

Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties.  Actual results may differ materially from the results in these forward-looking statements.  Factors that might cause such a difference include, among other matters, changes in interest rates, economic conditions, governmental regulation and legislation, credit quality, and competition affecting the Company’s businesses generally; the risk of natural disasters and future catastrophic events including terrorist related incidents; and other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and in subsequent reports filed on Form 10-Q and Form 8-K.  The Company does not undertake any obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information, future events or otherwise, except as required by law.

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Company Profile
Headquarters
Rancho Cordova, CA
a Suburb of Sacramento

Founded                                           Total Assets
1983                                           $573 million

Shareholders’ Equity                                                      3-Month Average Volume
$90 million                                           7,385 shares per day

Insider Ownership                                                       Institutional Ownership
7%                                            42%

As of  March 31, 2011

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Diverse and Large Market
$38 Billion in Deposit Potential*
*FDIC market share data for Amador, Placer, Sacramento and Sonoma Counties as of June 30, 2010

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Strategic Direction

Organic Growth in Markets We Currently Serve:
Low-cost core deposits
Focus on credit quality

Business Banking Niches that Differentiate Us:
Small business – sales between $1 – $30 million
High Net Worth individuals (business owners)
Business Niches:  Building Trades, Wholesalers, Manufacturers, Professionals,  Faith Based, Fiduciaries and Property Managers.

Relationship Banking:
Focus not only on the business itself, but its owners, their families and their employees
Provide 360 degree banking needs for each relationship

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Experience Matters…Leadership Counts

Name	Position	Industry Experience
David Taber	President Chief Executive Officer	28 years
Mitchell Derenzo	Executive Vice President Chief Financial Officer	23 years
Doug Tow	Executive Vice President Chief Credit Officer	35 years
Kevin Bender	Executive Vice President Chief Operating Officer	28 years

Our Executive Team has been Together for 17 Years

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Proactive Credit Management

Veteran credit management team with an aggressive workout and collection philosophy
Keys to “Best Practices” portfolio management: Accurate & timely risk ratings, loan watch meetings, regular stress testing and regular third party loan reviews
Recourse and cash flow lending with primary, secondary and tertiary sources of payments
Focused on loan types and markets within core competency (industry niches, geography and loan size).  Historically proven to be a successful strategy

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Core Earnings

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Core Earnings

Strong & Stable Interest Margin Through Rate Cycles

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Success is in the Deposit Mix

Core Deposits

Overall Cost of Deposits (1Q’11):
0.55%

Core deposits consist of noninterest bearing, interest checking, money market and savings.

As of  March 31, 2011

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Success is in the Deposit Mix

Total Deposit Mix

Average Account Balances:
  Non-interest checking:                                                      $19,000
  Interest checking:                                                      $19,000
  Money market:                                                         $131,000

As of  March 31, 2011

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Diversified Loan Composition

As of  March 31, 2011

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Asset Quality

	March 31, 2011	December 31, 2010
Non-performing loans that are current to term*	$1,559,000	$3,004,000
Non-performing loans that are past due	20,036,000	19,567,000
Other real estate owned (net)	3,742,000	2,696,000
	$25,337,000	$25,267,000

* loans that are current (less than 30 days past due) pursuant to original or modified terms

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Asset Quality

Non-Performing Assets 3/31/11

Loan Losses
Last Eight Quarters

As of  March 31, 2011

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Capital Ratios

Strong Capital Position
 Completed successful capital raise in December 2009 with net proceeds of  $23.9 million
 $90 million in Shareholder’s Equity

As of  March 31, 2011

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The Right Mix of Service and Sales

Sales

Feet-on-the-Street Prospecting
Financial Reviews
Services per Household
Bank Local
Result-driven Marketing

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The Right Mix of Service and Sales

Service

Client Satisfaction Survey based on Forrester Research Methodology

Client Satisfaction Survey by American River Bank, 2/1/10 to 7/31/10.
Forrester Research 2008 CxPi Report Average by Industry (Banks)

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The AMRB Difference

Strong Core Deposit Base: Low cost funding drives profitability

Organic Growth Opportunities: The four combined counties in which we operate had a total of $38 billion deposits as of June 30, 2010

Strategic Growth Opportunities: Strong capital and liquidity for acquisitions

Business Banking Niches that Differentiate: Small business – sales between
$1 – $30M

Relationship Banking: Focus not only on the business itself, but its owners, their families and their employees

Proven Track Record of Efficiency and Bottom Line Focus: AMRB has posted positive earnings per share since 1984 and efficiency ratios well below our peers

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